ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated June 30, 2005, is made and entered into by and among Ronco Inventions, LLC, a California limited liability company ("Ronco"), Popeil Inventions, Inc., a Nevada corporation ("Popeil Inc."), RP Productions, Inc., a Nevada corporation ("RP"), and Ronald M. Popeil ("R. Popeil") and Ronco Marketing Corporation, a Delaware corporation, (the "Purchaser"). In this Agreement, Ronco, Popeil Inc., RP, R. Popeil are referred to collectively as the "Sellers." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement (as amended, the "Purchase Agreement"), dated as of December 10, 2004, by and among the Sellers, the Shareholder and the Purchaser.

                              W I T N E S S E T H:

      WHEREAS, in accordance with the terms of the Purchase Agreement, the Sellers desire to assign all of its right, title and interest in and to all intangible assets included among the Included Assets to the Purchaser (the "Assignment Assets"), and the Purchaser desires to assume the Assumed Liabilities;

      NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein and in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Assignment. The Sellers hereby assign to the Purchaser all of its right, title and interest in and to the Assignment Assets.

      Section 2. Assumption. The Purchaser hereby assumes and agrees to pay, perform and discharge when due the Assumed Liabilities.

      Section 3. Binding Effect. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their successors and assigns.

      Section 4. Enforcement of Certain Rights. Nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the parties to this Agreement, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

      Section 5. Captions. The Section headings contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.


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      Section 6. Controlling Law. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of California without reference to its choice of law rules.

      Section 7. Further Assurances. The Sellers and the Purchaser agree, each at its own expense, to perform all such further acts and execute and deliver all such further agreements, instruments and other documents as the other party shall reasonably request to evidence more effectively the assignments and assumptions made by the Sellers and the Purchaser under this Agreement.

      Section 8. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one (1) of such counterparts.





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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                  SELLERS:

                                  RONCO INVENTIONS, LLC


                                  By:      /s/ Gina Wallman
                                           ------------------------------
                                           Name:  Gina Wallman
                                           Title: Secretary


                                  POPEIL INVENTIONS, INC.


                                  By:      /s/ Gina Wallman
                                           ------------------------------
                                           Name:  Gina Wallman
                                           Title: Secretary


                                  RP PRODUCTIONS, INC.


                                  By:      /s/ Gina Wallman
                                           ------------------------------
                                           Name:  Gina Wallman
                                           Title: Secretary



                                  /s/ Ronald M. Popeil
                                  ------------------------------------
                                  Ronald M. Popeil



                                  PURCHASER:

                                  RONCO MARKETING CORPORATION


                                  By:      /s/ Karl Douglas
                                           ------------------------------
                                           Name:  Karl Douglas
                                           Title: President



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